UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
November 15, 2021
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 1.01. – Entry into a Material Definitive Agreement
On

November

15,

2021,

Cal-Maine

Foods,

Inc.

(the

“Company”)

entered

into

an Amended

and

Restated

Credit Agreement
effective as of that date (the “Credit Agreement”), among the Company, as borrower (the “Borrower”), the wholly-owned direct
and

indirect

domestic

subsidiaries

of

the

Company

as

guarantors

(the

“Guarantors”),

BMO

Harris

Bank

N.A.

(the
“Administrative Agent”), as

Administrative Agent, Swingline Lender and L/C Issuer, BMO Harris Bank N.A., Greenstone Farm
Credit Services, ACA,

AgFirst Farm Credit Bank, Compeer

Financial, ACA

and Farm Credit Bank of

Texas, as the initial lenders
and such other lenders

from time to time

party thereto (the “Lenders”),

and BMO Capital Markets,

as the sole Lead

Arranger and
sole Book

Runner and

GreenStone Farm

Credit Services,

ACA, as

Syndication

Agent.

The Credit

Agreement amends

and restates
the Company’s existing Credit Agreement dated July 10, 2018.

The Credit Agreement provides for an increased senior secured revolving credit facility in an initial aggregate principal amount
of up

to $250 Million

(the “Credit Facility”

or “Revolver”), which

includes a $15

Million sublimit for

the issuance of

standby
letters of credit and a $15 Million sublimit

for swingline loans.

The Credit Facility also includes an accordion

feature permitting
the Borrower, with the consent

of the Administrative

Agent, to increase the Credit

Facility in the aggregate

up to $200 Million by
adding one or more incremental senior secured term loans or increasing one or more times the revolving commitments under the
Revolver.

The proceeds of the Credit Facility can be used

by the Company for general working capital and

corporate purposes,
capital expenditures, to refinance existing indebtedness, to finance permitted acquisitions and fund fees and expenses associated with the Credit Agreement. As of November 18, 2021, no amounts were borrowed under the Credit

Facility and $4.1 Million in
standby letters of credit were issued under the Credit Facility.
The Credit Facility has a term of five years and will mature on November 15, 2026, at which time all amounts outstanding

under
the Credit Agreement will be due and payable in full.

The interest rate in connection with loans made

under the Credit Facility will be based, at

the Borrower’s election, on either the
Eurodollar Rate plus the Applicable Margin or

the Base Rate plus

the Applicable Margin. The “Base Rate” means a

fluctuating
rate per annum equal to the highest of

(a) the federal funds rate plus 0.50% per

annum, (b) the prime rate of interest established
by the

Administrative Agent,

and (c) the

Eurodollar Rate

for an interest

period of one

month plus 1%

per annum, subject

to certain
interest rate floors.

The “Eurodollar Rate” means the reserve adjusted rate at which Eurodollar deposits in the London interbank
market for an interest period of one, two, three, six or twelve months (as selected by the Borrower)

are quoted.

The “Applicable
Margin” means 0.00% to

0.75% per annum for

Base Rate Loans and

1.00% to 1.75% per

annum for Eurodollar Rate Loans,

in
each

case

depending

upon

the Total

Funded

Debt

to

Capitalization

Ratio

for

the

Company

at

the

quarterly

pricing

date.

In
addition, the Company will pay a commitment fee

on the unused portion of the Credit Facility

payable quarterly from 0.15% to
0.25%

in each case depending

upon the Total

Funded Debt to Capitalization

Ratio for the Company

at the quarterly pricing

date.
The Credit Agreement contains customary provisions

regarding replacement of the Eurodollar Rate.

The Credit

Facility is

secured by

a first-priority

perfected security

interest in

substantially all

of the

Borrower’s and the

guarantors’
accounts,

payment

intangibles,

instruments

(including

promissory

notes),

chattel

paper,

inventory

(including

farm
products) and deposit accounts maintained with BMO Harris Bank N.A., the

Administrative Agent.

The

Credit Agreement

contains

customary

covenants,

including,

but

not

limited

to,

restrictions

on

the

incurrence

of

liens,
incurrence of additional

debt, sales of

assets and other

fundamental corporate changes

and investments. The

Credit Agreement
requires maintenance of two financial

covenants: (i) a maximum

Total Funded Debt to Capitalization

Ratio tested quarterly of no
greater than 50%;

and (ii) requirement

to maintain Minimum

Tangible Net Worth

at all times

of $700 Million

plus 50% of

net
income

(if

net

income

is

positive)

less

permitted

restricted

payments

for

each

fiscal

quarter

after

November

27,

2021.

Additionally, the Credit

Agreement requires that Fred R.

Adams Jr., his spouse, natural

children, sons-in-law or grandchildren,

or
any trust, guardianship,

conservatorship or custodianship for

the primary benefit of

any of the

foregoing, or any

family limited
partnership, similar limited liability company or other entity that 100% of the voting control of such

entity is held by any of the
foregoing, shall maintain at least 50% of the Company's voting stock.

Failure to satisfy any of these covenants will constitute a
default under the terms of

the Credit Agreement.

Further, under the terms of

the Credit Agreement,

payment of

dividends under

the Company's

current dividend

policy of

1/3 of

the Company's

net income

computed in

accordance with

generally accepted
accounting principles and payment of

other dividends or repurchases by

the Company of its

capital stock is allowed, as

long as
after giving effect to such

dividend payments or repurchases no default

has occurred and is continuing

and the sum of cash

and
cash equivalents of the Company and its subsidiaries plus availability under the Revolving Facility equals at least $50 Million.

The Credit Agreement

also includes

customary events

of default

and customary

remedies upon

the occurrence

of an

event of
default, including acceleration of the amounts

due under the Credit Facility and

foreclosure of the collateral securing the

Credit
Facility.

The Credit Facility

is guaranteed by

all the wholly-owned

direct and indirect

domestic subsidiaries

of the Company

and the Credit
Agreement requires

that any

future wholly-owned

direct or

indirect subsidiaries

of the

Company guarantee

the Credit

Facility
and pledge the same collateral as pledged by the Company to secure the Credit Facility.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a
Registrant
The

information

contained

in

Item

1.01.

Entry

into

a

Material

Definitive Agreement

of

this

Current

Report

on

Form

8-K

is
incorporated herein by reference.
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Retirement and Appointment of Principal Accounting Officer
On

November

17,

2021,

Cal-Maine

Foods,

Inc.

(the

“Company”)

issued

a

press

release

announcing

Michael

D.

(Mike)
Castleberry, Vice

President and

Controller and

the Company’s

principal accounting

officer, will

retire from

Cal-Maine Foods
effective early

January 2022

and will

no longer

serve as

the principal

accounting officer

effective November

29, 2021.

Castleberry
has held this position since 2014 after serving as Director of Accounting since 2013.
Effective November

29, 2021,

Matthew S.

Glover has

been appointed

Vice President

– Accounting of

the Company

and will
assume the role of principal accounting officer.
Glover (age 35)

has served as

Director of Financial

Reporting for Cal-Maine

Foods since 2019.

He previously was

a Senior

Audit
Manager at

BKD, LLP, for

ten years where

he worked with

audit clients in

a variety of

industries. Glover holds

a Bachelor of
Accountancy degree and

a Master of

Accountancy degree from

the University of

Mississippi. He is

a Certified Public

Accountant.

Glover is a subject to the Company’s standard at-will employment and as a non-executive officer will receive compensation in a manner consistent

with the Company's

compensation of

its similarly

situated non-executive

officers, including

any grants

of long-
term equity incentive awards under the Company's long-term incentive plans.
There are no arrangements or understandings between Glover and any other person pursuant to which Glover was selected as an officer of

the Company.

Glover does

not have

any family

relationship with

any director

or executive

officer of

the Company.
There are no

related party transactions

as of the

date hereof between

Glover and the

Company that would

require disclosure under
Item 404(a) of Regulation S-K.
A copy of the Company’s press release is attached hereto

as Exhibit 99.1 to this Current Report.
Deferred Compensation Plan
On November

15, 2021,

the Compensation

Committee of

the Board

of Directors

of Cal-Maine

Foods, Inc.

(the “Company”)
approved

and

recommended to

the

Executive

Committee of

the

Board

of

Directors

of

Cal-Maine

Foods,

Inc.

the

Cal-Maine
Foods, Inc. Amended

and Restated Deferred Compensation Plan

(the “Plan”), an unfunded deferred compensation

plan designed
to provide

deferred compensation

for a

select group

of management

or highly

compensated employees

of the

Company. The
Executive Committee

approved the

Plan to

be effective

on December

1, 2021.

The Plan

is not

a qualified

plan under

Section
401(a) of the

Internal Revenue Code

of 1986, as

amended, or subject

to the provisions

of the Employment

Retirement Income
Security Act of

1974, as

amended, as

set forth

in the

Plan. The

Plan amends

and restates

the Cal-Maine

Foods, Inc.

Deferred
Compensation Plan

adopted by

the

Board

of

Directors

of

the

Company

on

December

28,

2006,

and

previously

amended on
September 25, 2008, and December 10, 2008.

A committee of three

persons (the “Committee”)

has been appointed

by the Executive

Committee of the

Board of Directors

to
administer the Plan. The

Committee is the

named fiduciary and

plan administrator under the

Plan and in

general is responsible
for the management and

administration of the Plan. The Chief

Executive Officer of the Company

may remove, with or without
cause, any member of

the Committee, and name

his or her successor,

and fill any vacancy

caused by death, resignation,

or any
other reason. The members of the Committee currently are Adolphus B. Baker, Chairman of the Board, Chief Executive Officer
and Director, Sherman

L. Miller, President, Chief

Operations Officer and

Director, and Max

P. Bowman, Vice President,

Chief
Financial Officer, Treasurer, Secretary and Director of the Company.

Eligibility to

participate in

the Plan

is limited

to employees

of the

Company who

are part

of a

select group

of management

or
highly compensated

employees, as

selected by

the Committee (“Participants”),

except that

the Compensation Committee

shall
determine the amount of any contributions and other incentives or benefits under the Plan for any Participants who are members of the Executive Committee of

the Board of Directors.

A Deferral

Account, a Long-Term Incentive Contribution

Account, and an
In-Service Account will be established for each Participant for the purpose of determining the deferred compensation payable to a Participant.

The Deferral Amounts

made pursuant

to a

Participant’s annual

Deferral Election

to defer

a portion

of his

or her
Base Salary and/or Bonus Compensation will

be allocated to a Participant’s Deferral

Account or In-Service

Account. Long-Term
Incentive

Contributions

credited

on

behalf

of

a

Participant

by

the

Company

will

be

allocated

to

a

Participant’s

Long-Term
Incentive Contribution Account. The “Deemed

Investment Options” selected by the Participant for each of his or her

Account(s)
will

be

used

as

a

measuring

device

for

determining

the

Deemed

Investment

gains

or

losses

of

a

Participant’s Account(s). A
Participant will have no real or beneficial ownership

in any security or other investment represented by the

Deemed Investment
Options. A Participant’s interest in his or her Deferral Account and In-Service Account will be 100% vested at all times.

Unless
otherwise set forth in

a Participant’s Participation Agreement, and subject

to certain accelerated vesting

provisions, Long-Term
Incentive

Contributions will

become

100% vested

on

December

31

of

the

fifth

Plan Year

following

the

year

the

Long-Term
Incentive

Contribution

is

credited

on

behalf

of

a

Participant

by

the

Company

to

the

Participant’s

Long-Term

Incentive
Contribution Account.

However, any Employee

who was a

Participant as of

December 11, 2006, is

100% vested in

all Long-Term
Incentive

Contributions,

except

that

all

Participants

forfeit

any

Long-Term

Incentive

Contributions

credited

in

2021

or

after
(including deemed investment gains or losses) if terminated for Cause.
Deferred compensation benefits that are based on Deferred Compensation Accounts established prior to the 2022 Plan Year will be payable upon separation from service, as determined by the Committee. Benefit payments will be made in a single lump sum or in annual installments

as provided in the

Plan, subject to permitted

delays in payment in

specified circumstances. Payments,
in any case, will

be made in a single

lump sum if a

Participant terminates employment before

age 55 for reasons

other than death,
or if the value

of the Participant’s

account is $10,000 or

less upon termination

of employment for any

reason. All

costs of the Plan
will be borne by the Company.
Long-Term Incentive Contribution Accounts and Deferral Accounts will be paid to Participants on the earlier of their separation from service

or death.

In-Service Accounts will

be paid

to Participants

at the

Specified Time

selected in

the Participant’s

In-
Service Account Election.

Each year

during the

annual enrollment,

Participants will

elect whether

the following

year Deferral
Amounts and Long-Term Incentive Contributions

will be paid in a lump sum

or 5, 10 or 15 annual installments.

If a Participant’s
balance is less than $10,000 at their separation from service, the payments shall be made in a lump sum.
The Plan may be

amended or terminated by the

Board at any time,

without decreasing the interests of

Participants. Participants
are

not

conferred

any

right

to

continued

employment with

the

Company,

or

any

other

rights

against

the

Company

except

as
specified in the Plan. A copy of the Plan

is filed with this

Form 8-K as Exhibit

No. 10.2. As of the date of

this Form 8-K, there
are 8 Participants under the Plan.
Item 9.01 – Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
10.1
Credit Agreement, dated November 15, 2021, among Cal-Maine Foods, Inc., the Guarantors, BMO
Harris Bank N.A., as Administrative Agent, and the Lenders.
10.2
Deferred Compensation Plan, dated November 15, 2021
99.1
Press Release issued by the Company on November 18, 2021
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: November 18, 2021
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer